                            MFS(R) RESEARCH BOND FUND

                      Supplement to the Current Prospectus

The  description  of  portfolio  managers  under the  "Management  of the Funds"
section is hereby restated as follows:

Effective July 1, 2000, the fund is managed by a committee comprised of research analysts under the general supervision of Michael W. Roberge, the Associate Director of Fixed Income Research and a Senior Vice President of MFS. Mr. Roberge has been employed by MFS in the investment management area since 1996.


                  The date of this Supplement is July 3, 2000.

                                MFS(R) BOND FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section is hereby restated as follows:

Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1987. Mr. Kurinsky has been the fund's portfolio manager since 1989. William Adams, a Vice President of MFS, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the fund effective July 1, 2000.

                  The date of this Supplement is July 3, 2000.